UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 16, 2008

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 16, 2008, VIVUS, Inc. (the “Company”) entered into a First Amendment to Lease (the “Amendment”) between Castro Mountain View, LLC, a California limited liability company and CP6CC, LLC, a Delaware limited liability company, as tenants in common and successor in interest to Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust,  The Duarte Family Partners, L.P., a California limited partnership, Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989 and Blue Oak Properties, Inc., a California corporation (collectively, the “Landlord”) and the Company to the Lease Agreement dated as of October 16, 2006.

Under the terms of the Amendment, the Company will continue to lease approximately 14,237 square feet of office space for its corporate headquarters in Mountain View, California for a two year period commencing on August 1, 2009 and expiring on July 31, 2011.  The base monthly rent is set at $1.64 per square foot or $23,348.68 per month.  The Amendment allows the Company one option to extend the term of the lease for one year from the expiration of the lease.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of registrant is incorporated by reference from “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1

First Amendment to Lease between Castro Mountain View, LLC, a California limited liability company and CP6CC, LLC, a Delaware limited liability company, as tenants in common and successor in interest to Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust, The Duarte Family Partners, L.P., a California limited partnership, Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989 and Blue Oak Properties, Inc., a California corporation (collectively, the “Landlord”) and the VIVUS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  December 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to Lease between Castro Mountain View, LLC, a California limited liability company and CP6CC, LLC, a Delaware limited liability company, as tenants in common and successor in interest to Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust, The Duarte Family Partners, L.P., a California limited partnership, Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989 and Blue Oak Properties, Inc., a California corporation (collectively, the “Landlord”) and the VIVUS, Inc.